SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 15, 2005
Date of Report (Date of earliest event reported)

INERGY, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	0-32453	43-1918951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two Brush Creek Boulevard, Suite 200
Kansas City, MO 64112
(Address of principal executive offices)

(816) 842-8181
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

_______________________________________________________________________

Inergy, L.P.'s Current Report on Form 8-K filed December 21, 2005 is being amended to include the audited balance sheet and the related note thereto, of Inergy GP, LLC, the managing general partner of the Registrant. The audited balance sheet is filed as Exhibit 99.1 to this Current Report on Form 8-K/A.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.
Exhibit Number	Description
23.1	Consent of Ernst & Young LLP

99.1	Audited Balance Sheet of Inergy GP, LLC

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
INERGY, L.P.
By: INERGY GP, LLC, Its Managing General Partner

Date: January 6, 2006	By: /s/ R. Brooks Sherman, Jr. _____________________________________
R. Brooks Sherman, Jr. Senior Vice President -- Chief Financial Officer